SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act

February 6, 2007
Date of Report
(Date of Earliest Event Reported)

NCOAT, INC.

(FORMERLY TYLERSTONE VENTURES CORPORATION)
(Exact name of Registrant as Specified in its Charter)

7237 Pace Drive
Whitsett, NC 27377
(Address of Principal Executive Offices)

Tel: 336 447-2000
(Registrant's Telephone Number)

Tylerstone Ventures Corporation
1136 Martin Street, White Rock,
British Columbia, Canada, V4B 3V9
(Former Name and Address)

Delaware	333-121660	98-0375406
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 3 - SECURITIES AND TRADING MARKETS

ITEM 3.01 NOTICE OF DELISTING OR FAILURE TO SATISFY A CONTINUED LISTING RULE OR STANDARD; TRANSFER OF LISTING

As described in Item 5.03 below, the Company has changed its name to “nCoat, Inc.” and has also effected a 20 for 1 forward split of its common stock.

As a result of this name change, the Company will be making application to the NASD to trade under a new symbol on the NASD’s OTCBB.

This process is expected to take 12-15 business days given the NASD’s requirement for a 10-day waiting period when a name change and share split are effected concurrently.

The Company will announce its new trading symbol when it is available and will, prior to the effective date of the new symbol, report the trading symbol in a report on Form 8-K and update the Company’s EDGAR profile.

ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS

Effective as of February 2, 2007, the Company appointed Terry R. Holmes to serve as President and Chief Operating Officer of the Company, and Paul S. Clayson to serve as Chairman of the Board and Chief Executive Officer of the Company. Mr. Holmes had previously been appointed as President and a director of the Company, and Mr. Clayson had been appointed as a director of the Company.

ITEM 5.03 AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN FISCAL YEAR

On January 25, 2007, the Company filed an amendment to its Certificate of Incorporation, which was made effective on February 2, 2007. The Company has changed its name from Tylerstone Ventures Corporation to “nCoat, Inc.” and effected a forward split of its common stock on a 20 for 1 basis. It has also increased its authorized capital from 25,000,000 common shares to 500,000,000 common shares at a par value of $0.0001 per share.

The Company’s Certificate of Amendment to its Certificate of Incorporation reflecting the name change, the forward split, and the increase in authorized capital is attached as an exhibit hereto.

ITEM 8.01 OTHER EVENTS

As described in Item 5.03 above, on February 2, 2007, the Company changed its name from Tylerstone Ventures Corporation to “nCoat, Inc.” and also effected a 20-for-1 forward split of its common stock.

As a result of this name change, the Company will be making application to the NASD to trade under a new symbol on the NASD’s OTCBB.

This process is expected to take 12-15 business days given the NASD’s requirement for a 10-day waiting period when a name change and share split are effected concurrently.

The Company will announce its new trading symbol when it is available and will, prior to the effective date of the new symbol, report the trading symbol in a report on Form 8-K and update the Company’s EDGAR profile.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(d)	Exhibits

3(i)	Amendment to Certificate of Incorporation filed with Delaware Secretary of State on January 25, 2007 and made effective by the State on February 2, 2007

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

nCoat, Inc.
(formerly Tylerstone Ventures Corporation)

By: /s/ Paul S. Clayson
Paul S. Clayson, Chairman

Dated: February 6, 2007